Commitments and Contingencies	12 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Note 8. Commitments and Contingencies

Lease Commitments

Operating Leases – Rental Property

Corporate Headquarters

On October 1, 2018, the Company’s lease agreement with Cummings Properties automatically renewed. The lease is for a term of five years ending on September 30, 2023, and requires monthly payments of approximately $19,000. The Company currently uses this leased premise as its Corporate headquarters space. The Company is actively looking for a subtenant for this entire office space. As of June 30, 2019, management determined that there was no cease use write-off required for this office space, pursuant to ASC Topic 420, Exit or Disposal Cost Obligation (“ASC 420”).

As of June 30, 2019, future minimum lease payments to Cummings Properties required under the non-cancelable operating lease are as follows (rounded to nearest thousand):

Year ending June 30,
2020	$228,000
2021	228,000
2022	228,000
2023	228,000
Thereafter	57,000
Total	$969,000

Rent expense, net of lease income, under this operating lease agreement was approximately $244,000 and $210,000 for the fiscal years ended June 30, 2019 and 2018, respectively. As of September 1, 2018, Kard Scientific no longer leases space from the Company (see Note 9. Related Party Transactions).

Contractual Commitments

The Company has total non-cancelable contractual minimum commitments of approximately $2 million to contract research organizations as of June 30, 2019. Expenses are recognized when services are performed by the contract research organizations.